 Exhibit 10.14

September 14, 2022

Assaf Ronen

*****

Dear Assaf,

Reference is made to the offer letter between you and Payoneer Inc. dated August 31, 2022, regarding the position of Chief Platform Officer of Payoneer Global Inc. (the “Letter”).

As we have mutually agreed, the Start Date of your employment with the Company for purpose of and pursuant to the Letter will be September 19, 2022.

We look forward to working together.

Sincerely,

__/Scott Galit/____________

Scott Galit, CEO

Payoneer Inc.

Read and agreed,

__/Assaf Ronen/__________

Assaf Ronen

Date: __Sep 14, 2022______